Semi-Annual Report to Shareholders



                        SAND HILL PORTFOLIO MANAGER FUND



                                  A Series of
                              the World Fund, Inc.
                         a "Series" Investment company



                              For the Pierod Ended
                               February 28, 1999

                        Schedule of Portfolio Investments
                          February 28,1999 (Unaudited)

  Number
    of                                                                    Market
  Shares     Security Description                                          Value
-----------  --------------------------                              -----------


             COMMON STOCK:                     67.58%

             CAPITAL GOODS:                     3.77%
     5,800   Dover Corp.                                           $     197,200
     4,300   Johnson Controls Inc.                                       264,450
                                                                       ---------
                                                                         461,650
                                                                       ---------

             COMMUNICATION SERVICES:            5.80%
     3,900   Ameritech Corp.                                             254,963
     4,000   Airtouch Communications*                                    364,250
     5,400   Hong Kong Telecom                                            90,788
                                                                       ---------
                                                                         710,001
                                                                       ---------

             CONSUMER CYCLICALS:                7.31%
    11,400   Leggett & Platt, Inc.                                       238,688
     4,400   Manpower, Inc.                                              105,325
     5,000   Servicemaster Co.                                            93,438
     9,700   Sherwin-Williams Co.                                        233,406
     3,000   Sony ADR                                                    224,063
                                                                      ----------
                                                                         894,920
                                                                      ----------
             CONSUMER STAPLES:                  11.38%
     4,000   Albertsons, Inc.                                            228,000
     2,000   Carlton Communications PLC ADR                               98,500
     5,250   Newell Co.                                                  223,125
     7,100   Panamerican Beverages, Inc.                                 112,269
     6,500   Pepsico, Inc.                                               244,563
     6,600   Sara Lee Corp.                                              179,438
     4,000   Walgreen Co.                                                128,000
     5,800   Whole Foods Markets*                                        179,075
                                                                      ----------
                                                                       1,392,970
                                                                      ----------
             ENERGY:                            4.86%
     1,200   BP Amoco ADR                                                102,000
     2,800   Mobil Corp.                                                 232,925
    12,000   Nabors Industries*                                          138,000
     2,500   Schlumberger Ltd.                                           121,405
                                                                      ----------
                                                                         594,330
                                                                      ----------
             FINANCIALS:                        6.27%
     4,000   CMAC Investment Corp                                        165,250
       400   HSBC Hldgs PLC ADR                                          109,951
     4,100   MBIA, Inc.                                                  252,405
       800   MGIC Investment Corp.                                        27,250
     5,600   Regions Financial Corp.                                     212,800
                                                                      ----------
                                                                         767,656
                                                                      ----------
             HEALTHCARE:                        10.42%
     2,900   Amgen, Inc.*                                                362,137
     5,500   Becton Dickinson Co.                                        184,250
     1,800   Elan Corp                                                   138,037
     1,300   Johnson & Johnson                                           110,987
     6,400   HCR Manor Care, Inc.*                                       143,200
       800   Roche Hldg ADR                                              101,876
     4,200   Schering-Plough Corp.                                       234,938
                                                                      ----------
                                                                       1,275,425
                                                                      ----------
             REIT:                              1.89%
     5,900   Apartment Invst/Mgmt Co.                                    230,838
                                                                      ----------

             TECHNOLOGY:                        13.66%
     4,375   Cambridge Tech.*                                            109,922
     3,500   EMC Corp.*                                                  358,313
     5,200   Grainger (W.W.), Inc.                                       231,400
     2,200   Intel Corp.                                                 263,863
       104   Momentum Business Applicants*                                   897
     1,900   Northern Telecom LTD.                                       110,319
     5,200   PeopleSoft, Inc.*                                            98,150
     5,000   Sungard Data Systems*                                       198,125
     3,100   Sun Microsystems*                                           301,669
                                                                      ----------
                                                                       1,672,658
                                                                      ----------

             TRANSPORTATION:                    0.76%
     2,700   Gatx Corp.                                                   93,318
                                                                      ----------

             UTILITIES:                         1.46%
     6,900   Nipsco Industries                                           178,969
                                                                      ----------


             TOTAL COMMON STOCKS:
             (Cost: $5,973,302)                                        8,272,735
                                                                      ----------

Principal
  Amount     U.S. GOVT. SECURITIES:             21.43%
---------
             LONG TERM:                         19.78%
   500,000   U.S. Treasury Note
             maturity date 07/31/00; 6.125%                              506,563
   600,000   U.S. Treasury Note
             maturity date 02/28/01; 5.625%                              605,438
   300,000   U.S. Treasury Note
             maturity date 09/30/02; 5.875%                              305,813
   200,000   U.S. Treasury Note
             maturity date 01/31/03; 5.5%                                201,438
   200,000   U.S. Treasury Note
             maturity date 2/15/03; 6.25%                                206,688
   300,000   U.S. Treasury Note
             maturity date 02/15/04; 5.875%                              307,688
   300,000   U.S. Treasury Note
             maturity date 11/15/08; 4.75%                               288,000
                                                                      ----------
             TOTAL LONG TERM
             U.S. GOVERNMENT SECURITIES:                               2,421,628
             (Cost:  $2,401,865)                                      ----------

             SHORT TERM:                        1.65%
  $100,000   U.S. Treasury Note
             maturity date 07/31/99; 5.875%                              100,405
   100,000   U.S. Treasury Note
             maturity date 10/31/99; 7.5%                                101,655
                                                                      ----------
             TOTAL SHORT TERM
             U.S. GOVERNMENT SECURITIES:                                 202,060
             (Cost:  $201,035)                                        ----------


             TOTAL INVESTMENTS:
             (Cost: $8,576,202)**                   89.01%        $   10,896,423
             Other assets, net                      10.99%             1,345,387
                                                    ------        --------------
             NET ASSETS                            100.00%        $   12,241,810
                                                   =======        ==============


*  Non-income producing
** Cost for Federal income tax purpose is $8,576,202 and net unrealized appreciation consists of:

   Gross unrealized appreciation                                  $    2,667,484
   Gross unrealized depreciation                                       (347,263)
                                                                  --------------
   Net unrealized appreciation                                    $    2,320,221
                                                                  ==============

ADR--Security represented is held by the custodian bank in the form of American
     Depository Receipts

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments at value
  (identified cost of $8,576,202) (Notes 1 & 3)                      $10,896,423
Cash                                                                   1,310,947
Receivable for:
  Dividends                          $    8,202
  Interest                               35,983
                                      ---------                           44,185
Deferred organization costs (Note 1)                                       8,083
                                                                    ------------
     TOTAL ASSETS                                                     12,259,638
                                                                    ------------
LIABILITIES
  Due to investment advisor                                                9,478
  Accrued expenses                                                         8,350
                                                                    ------------
      TOTAL LIABILITIES                                                   17,828
                                                                    ------------
NET ASSETS                                                           $12,241,810
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE ($12,241,810 / 840,506 shares outstanding)               $14.57
                                                                    ============

At February 28, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                   $10,184,279
   Undistributed net investment income                                    12,725
   Accumulated net realized loss                                       (275,415)
   Net unrealized appreciation of investments                          2,320,221
                                                                    ------------
   Net assets                                                        $12,241,810
                                                                    ============

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Period ended February 28,1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                $  74,837
  Dividend                                   52,708
                                          ---------
      Total income                                                    $  127,545
                                                                   -------------

EXPENSES:
  Investment advisory fees (Note 2)          58,235
  Transfer agent fees (Note 2)               11,609
  Legal and audit fees                        2,866
  Registration fees                           2,338
  Recordkeeping and                          11,647
   administrative services (Note 2)
  Shareholder servicing and                  12,109
   reports (Note 2)
  Organization expense                        3,421
    amortization
  Miscellaneous                               8,607
                                          ---------
        Total expenses                                                   110,832
                                                                    ------------
  Net investment income                                                   16,713
                                                                    ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Net realized gain on investments                                      130,984
   Net increase in unrealized
     appreciation on investments                                       1,334,790
                                                                    ------------
   Net gain on investments                                             1,465,774
                                                                    ------------
   Net increase in net assets
     resulting from operations                                      $  1,482,487
                                                                    ============


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                    Period           Period          Year
                                     ended            ended          ended
                                February 28,       August 31,      December 31,
                                1999 (Unaudited)     1998 (A)         1997
                               -----------------   ----------     --------------

OPERATIONS
 Net investment income              $16,713           $46,559            $57,124
 Net realized gain
   on investments                   130,984           208,774            265,654
 Change in unrealized
  appreciation
  (depreciation)
  of investments                  1,334,790        (1,031,352)           984,658
                                 -----------       -----------       -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations                      1,482,487          (776,019)         1,307,436

DISTRIBUTION TO
SHAREHOLDERS FROM:
 Net investment income
 ($.08, $ -- and $.08
  per share, respectively)         (55,461)                --           (52,211)

 Capital gains
 ($.85, $ -- and $.43 per
  share, respectively)            (673,457)                --          (280,635)

CAPITAL SHARE TRANSACTIONS
 Net increase in net
 assets resulting from
  capital share transactions*    1,118,347             579,796         3,132,102
                                -----------          ---------     -------------
 Net increase(decrease)
  in net assets                  1,871,916           (196,223)         4,106,692
 Net assets at
  beginning of period           10,369,894          10,566,117         6,459,425
                               -----------          ----------     -------------
NET ASSETS at the end
 of the period
 (including undistributed
  net investment income
  of $12,725, $51,473,
  and $4,913 respectively)     $12,241,810         $10,369,894       $10,566,117
                               ===========         ===========       ===========


* a summary of capital share transactions follows:

                 Period ended
                 February 28, 1999     Period ended               Year ended
                   (unaudited)      August 31, 1998 (A)       December 31, 1997
                   -----------      -------------------       ------------------
                 Shares    Value      Shares     Value       Shares      Value
                -------   -------     ------   ---------   ---------  ----------
Shares sold      74,287   $1,101,898 121,845    $1,852,309  240,636   $3,384,487
Shares
 reinvested      48,380    692,324        --          --      21,704     318,619
 from dividends
Shares redeemed (45,164)  (675,875)   (83,865) (1,272,513)   (42,017)  (571,004)
                -------  ----------   --------  ---------    --------  ---------
Net increase     77,503 $1,118,347     37,980  $  579,796    220,323  $3,132,102
                =======  =========   ========  ==========   ========  ==========


(A) The Fund has changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                         Period                                         Jan. 2,
                         ended        Period       Years ended          1995 *
                         Feb. 28,     ended        December 31,           to
                         1999        Aug. 31,     ----------------      Dec. 31,
                         (Unaudited) 1998***      1997        1996       1995
                         ----------  -------      ----        ----       ----
Per Share
  Operating Performance
Net asset value,
  beginning of period     $13.59      $14.57      $12.79      $11.11      $10.00
                          ------      ------      ------      ------      ------

Income from investment
operations-
 Net investment income      0.03        0.06        0.09        0.14        0.06
 Net realized and
  unrealized gain on
  investments               1.88      (1.04)        2.20        2.02        1.10
                           -----      ------       -----       -----        ----
 Total from
  investment
  operations                1.91      (0.98)        2.29        2.16        1.16
                            ----      -----         ----        ----        ----

Less distributions-
 Distributions from
   net investment
  income                   (0.08)        --       (0.08)       (0.15)     (0.05)
 Distributions from
  capital gains            (0.85)        --       (0.43)       (0.33)       0.00
                           -----      -----       -----        -----        ----
   Total
  distributions            (0.93)      0.00       (0.51)       (0.48)     (0.05)
                           ------      ----       ------       ------     ------

Net asset value,
  end of period           $14.57     $13.59       $14.57       $12.79     $11.11
                          ======     ======       ======       ======     ======

Total Return              14.27%    (6.73%)       17.87%       19.57%     11.60%

Ratios/Supplemental Data
 Net assets, end of
   period (000's)       $12,242    $10,370      $10,566        $6,459     $4,025
Ratio to average net
  assets - (A)
 Expenses (B)           1.90%**    2.08%**        2.08%         2.50%     3.03**
 Expense ratio-net(C)   1.90%**    1.86%**        1.90%         2.00%     1.90**

Net investment income   0.29%**    0.62%**        0.71%         1.29%     0.52**
Portfolio
 turnover rate           20.15%     30.19%       16.48%        32.97%     40.96%


*    Commencement of operations
**   Annualized
*** The Fund has changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996 and 1.00% in 1995.

(B) Expense ratios has been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Notes to the Financial Statements
February, 28, 1999 (Unaudited)
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES-The Sand Hill Portfolio Manager Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2, 1995 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the Fund is to maximize total return by investing in equity securities, debt securities and short-term investments.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to Sand Hill Portfolio Manager Fund are being amortized over a period of fifty-seven
(57) months.

E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE  2-INVESTMENT  MANAGEMENT  AND  DISTRIBUTION   AGREEMENTS-Pursuant  to  an
Investment Advisory Agreement, the Advisor, Sand Hill Advisors ("SHA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $17,723 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $11,609 for its services for the period ended February 28, 1999.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3-INVESTMENTS/CUSTODY-The cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the period ended February 28, 1998, were $3,085,545 and $1,980,925, respectively.

The custodian has provided credits against custodian charges based on credits on uninvested cash balances of the Fund in the amounts of $16,807 and $13,445 for the periods ended August 31, 1998 and December 31, 1997 respectively.